UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2017 (March 16, 2017)

GLOBAL MEDICAL REIT INC.
(Exact name of registrant as specified in its charter)

Maryland	8091371022	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4800 Montgomery Lane, Suite 450 Bethesda, MD 20814
	(Address of Principal Executive Offices) (Zip Code)

	(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Annual Meeting and Record Date

On March 16, 2017, the Company’s Board of Directors set the date for the Company’s 2017 annual meeting of stockholders (the “Annual Meeting”) for Thursday, May 18, 2017, at the offices of its external corporate counsel, Vinson & Elkins L.L.P., located at 2200 Pennsylvania Avenue NW, Suite 500 West, Washington, DC 20037 at 10:00 a.m. (EST). Stockholders of record at the close of business on March 31, 2017 will be entitled to notice of and to vote at the Annual Meeting.

The Company issued a press release on March 17, 2017 announcing the information above. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in Exhibit 99.1 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated March 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

By:	/s/ Conn Flanigan
Conn Flanigan
Secretary and General Counsel

Dated: March 17, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 17, 2017

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